EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

To the knowledge of each of the undersigned, this Annual Report on Form 10-K for the year ended December 31, 2009 complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Blonder Tongue Laboratories, Inc. for the applicable reporting period.

Date:  March 24, 2010                                                                           By:      /s/  James A. Luksch
    James A. Luksch, Chief Executive Officer

     By:     /s/  Eric Skolnik
    Eric Skolnik, Chief Financial Officer